                                                                   Exhibit 10.20

                                 FIFTH AMENDMENT

                  FIFTH AMENDMENT, dated as of March 6, 2000 (this "Amendment"), to the Amended and Restated Credit Agreement, dated as of May 30, 1997 (as amended by the First Amendment, dated as of January 29, 1998, the Second Amendment, dated as of November 6, 1998, the Third Amendment, dated as of December 23, 1998, the Fourth Amendment, dated as of November 10, 1999, and as may be further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Revlon Consumer Products Corporation (the "Company"), the Borrowing Subsidiaries from time to time parties thereto, the financial institutions from time to time parties thereto (the "Lenders"), the Co-Agents named therein, Citibank, N.A., as Documentation Agent, Lehman Commercial Paper Inc., as Syndication Agent, The Chase Manhattan Bank, as Administrative Agent and Chase Securities Inc., as Arranger.

                              W I T N E S S E T H :

                  WHEREAS, the Company has requested that the Lenders and the Agents amend a certain provision of the Credit Agreement;

                  WHEREAS, the Lenders and the Agents are willing to amend such provision upon the terms and subject to the conditions set forth herein;

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the Company, the Lenders and the Agents hereby agree as follows:

                  1. Definitions. All terms defined in the Credit Agreement shall have such defined meanings when used herein unless otherwise defined herein.

                  2. Amendment to Section 15. (a) Paragraph (g) of Section 15 of the Credit Agreement is hereby amended by deleting the reference to A(i)@ and by deleting clauses (ii) and (iii) in their entirety.

                  (b) Paragraph (h) of Section 15 of the Credit Agreement is hereby amended by deleting such paragraph in its entirety and substituting in lieu thereof the following new paragraph (h):

                           A(h) Control Persons. (i) Any Person (or group of Persons acting in concert), other than Ronald O. Perelman or, in the event of his incompetence or death, his estate, heirs, executor, administrator, committee or other personal representative and his (or any of their) Affiliates (without giving effect to clause (a) of the definition thereof) (collectively, "ROP"), shall "control" the Company, as such term is used in Rule 405 promulgated under the Securities Act of 1933, as amended, or (ii) in the event that ROP ceases to so "control" the Company, any other Person (or group of Persons acting in concert) shall own, directly or indirectly, more than 25% of the issued and outstanding voting power of the Company, or (iii) the Continuing Directors shall cease to constitute at least 66-2/3% of the board of directors of the Company; or@

                  3. Conditions to Effectiveness. This Amendment shall become effective on and as of the date that the Administrative Agent shall have received counterparts of this Amendment duly executed by the Company, the Borrowing Subsidiaries and the Required Lenders and duly acknowledged and consented to by each Guarantor, Grantor and Pledgor. The execution and delivery of this Amendment by any Lender shall be binding upon each of its successors and assigns (including Transferees of its Commitments and Loans in whole or in part prior to effectiveness hereof) and binding in respect of all of its Commitments and Loans, including any acquired subsequent to its execution and delivery hereof and prior to the effectiveness hereof.

                  4. Representations and Warranties. (a) The Company, after giving effect to the amendment contained herein, hereby represents and warrants that there are no agreements to which any of Revlon or its Subsidiaries is a party pursuant to which the failure by Worldwide or Worldwide (Parent) to pay principal of or interest on any Indebtedness in excess of $500,000 in the aggregate when due and payable (whether at scheduled maturity or by required prepayment, acceleration, demand or otherwise) would constitute a default or event of default thereunder.

                  (b) The Company, after giving effect to the amendment contained herein, hereby confirms, reaffirms and restates the representations and warranties made by it in Section 11 of the Credit Agreement and otherwise in the Credit Documents to which it is a party; provided that each reference to the Credit Agreement therein shall be deemed to be a reference to the Credit Agreement after giving effect to this Amendment.

                  5. Reference to and Effect on the Credit Documents; Limited Effect. On and after the date hereof and the satisfaction of the conditions contained in Section 3 of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agents under any of the Credit Documents, nor constitute a waiver of any provisions of any of the Credit Documents. Except as expressly amended herein, all of the provisions and covenants of the Credit Agreement and the other Credit Documents are and shall continue to remain in full force and effect in accordance with the terms thereof and are hereby in all respects ratified and confirmed.

                  6. Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts (which may include counterparts delivered by facsimile transmission) and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Any executed counterpart delivered by facsimile transmission shall be effective as an original for all purposes hereof.

                  7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                    REVLON CONSUMER PRODUCTS CORPORATION

                                    By: /s/ Laurence Winoker
                                        ---------------------------------------
                                        Name:  Laurence Winoker
                                        Title: Senior Vice President Corporate
                                               Controller and Treasurer

                                    DEUTSCHE REVLON GMBH & CO. KG
                                    REVLON INTERNATIONAL CORPORATION
                                       (UK Branch)
                                    REVLON MANUFACTURING LIMITED
                                       (Australia Branch)
                                    REVLON MANUFACTURING (UK) LIMITED
                                    EUROPEENNE DE PRODUITS DE BEAUTE
                                    REVLON NEDERLAND B.V.
                                    REVLON K.K.
                                    REVLON CANADA, INC.
                                    REVLON SA
                                    REVLON-REALISTIC PROFESSIONAL
                                        PRODUCTS LTD.
                                    REVLON PROFESSIONAL LIMITED
                                    REVLON (HONG KONG) LIMITED
                                    EUROPEAN BEAUTY PRODUCTS S.P.A., as
                                    Local Subsidiaries

                                    By: /s/ Robert K. Kretzman
                                        ---------------------------------------
                                        Name:  Robert K. Kretzman
                                        Title: Authorized Signatory

                                    THE CHASE MANHATTAN BANK, as
                                    Administrative Agent and as a Lender

                                    By: /s/ Neil R. Boylan
                                        ---------------------------------------
                                        Name:   Neil R. Boylan
                                        Title:  Managing Director


                                    CHASE SECURITIES INC., as Arranger

                                    By: /s/ Douglas V. Traver
                                        ---------------------------------------
                                        Name:   Douglas V. Traver
                                        Title:  Managing Director

                                  CITIBANK, N.A., as Documentation Agent and as a Lender

                                  By:  /s/ James Buchanan
                                       ----------------------------------------
                                       Name:   James Buchanan
                                       Title:  Attorney-in-Fact

                                  LEHMAN COMMERCIAL PAPER INC., as
                                  Syndication Agent and as a Lender

                                  By:  /s/ Michele Swanson
                                       ----------------------------------------
                                       Name:   Michele Swanson
                                       Title:  Authorized Signatory

                                  ABN AMRO BANK N.V., as a Local Fronting
                                  Lender in the Federal Republic of Germany

                                  By:  /s/ David A. Carroll
                                       ----------------------------------------
                                       Name:   David A. Carroll
                                       Title:  Assistant Vice President

                                  By:  /s/ J.F. Davis
                                       ----------------------------------------
                                       Name:   J.F. Davis
                                       Title:  Group Vice President

                                  BANKBOSTON, N.A., as a Local Fronting Lender in the United Kingdom

                                  By:
                                       ----------------------------------------
                                       Name:
                                       Title:

NATEXIS BANQUE BFCE, formerly BANQUE
FRANCAISE DU COMMERCE EXTERIEUR, as
a Local Fronting Lender in France

By:  /s/ Frank H. Madden, Jr.
     ----------------------------------------
     Name:   Frank H. Madden, Jr.
     Title:  Vice President & Group Manager

By:  /s/ Jordan Sadler
     ----------------------------------------
     Name:   Jordan Sadler
     Title:  Assistant Vice President

                               THE SANWA BANK LTD., as a Local Fronting
                               Lender in Japan

                               By:
                                    ---------------------------------------
                                    Name:
                                    Title:

                               BANK OF AMERICA CANADA, as a Local
                               Fronting Lender in Canada

                               By:  /s/ Donald Carter
                                    ---------------------------------------
                                     Name:   Donald Carter
                                     Title:  Managing Director, Senior Manager

                               CITIBANK LIMITED, as a Local Fronting Lender in Australia

                               By:  /s/ James Buchanan
                                    ---------------------------------------
                                     Name:   James Buchanan
                                     Title:  Attorney-in-Fact

                               CITIBANK, N.A., as a Local Fronting Lender in Hong Kong

                               By:  /s/ James Buchanan
                                    ---------------------------------------
                                     Name:    James Buchanan
                                     Title:   Attorney-in-Fact


                               CITIBANK, N.A., as a Local Fronting Lender in the Netherlands

                               By:  /s/ James Buchanan
                                    ---------------------------------------
                                    Name:    James Buchanan
                                    Title:   Attorney-in-Fact

                               CITIBANK, N.A., as a Local Fronting Lender in Italy

                               By:  /s/ James Buchanan
                                    ---------------------------------------
                                    Name:   James Buchanan
                                    Title:  Attorney-in-Fact

                                 ALLIED IRISH BANK, as a Local Fronting Lender in Ireland

                                 By:  /s/ William J. Strickland
                                      ------------------------------------
                                      Name:  William J. Strickland
                                      Title: Executive Vice President

                                 By:  /s/ Germaine Reusch
                                      ------------------------------------
                                      Name:  Germaine Reusch
                                      Title: Vice President

                                 CITIBANK, N.A., as a Local Fronting
                                 Lender in Spain

                                 By:   /s/ James Buchanan
                                      ------------------------------------
                                      Name:  James Buchanan
                                      Title: Attorney-in-Fact

                                 ABN AMRO BANK N.V.
                                 Boston Office

                                 By:  /s/  David A. Carroll
                                      ------------------------------------
                                      Name:  David A. Carroll
                                      Title: Assistant Vice President

                                 By:  /s/  J.F. Davis
                                      ------------------------------------
                                      Name:  J.F. Davis
                                      Title: Group Vice President


                                 ALLIED IRISH BANK PLC
                                 Cayman Islands Branch

                                 By:  /s/    William J. Strickland
                                      ------------------------------------
                                      Name:  William J. Strickland
                                      Title: Executive Vice President

By:  /s/    Germaine Reusch
     ------------------------------------
     Name:  Germaine Reusch
     Title: Vice President

BANKBOSTON, N.A., as a Co-Agent

By:
     ------------------------------------
     Name:
     Title:

                                    BANK OF AMERICA, N.A. (formerly
                                    BANK OF AMERICA NATIONAL TRUST AND
                                    SAVINGS ASSOCIATION), as a Co-Agent

                                    By:  /s/ Robert Klawinski
                                         --------------------------------------
                                         Name:  Robert Klawinski
                                         Title: Managing Director

                                    THE BANK OF NEW YORK

                                    By:
                                         --------------------------------------
                                         Name:
                                         Title:

                                    NATEXIS BANQUE BFCE, formerly BANQUE
                                    FRANCAISE DU COMMERCE EXTERIEUR, as
                                    a Co-Agent

                                    By:  /s/ Frank H. Madden, Jr.
                                         --------------------------------------
                                         Name:  Frank H. Madden, Jr.
                                         Title: Vice President & Group Manager

                                    By:  /s/ Jordan Sadler
                                         --------------------------------------
                                         Name:  Jordan Sadler
                                         Title: Assistant Vice President


                                    PARIBAS

                                    By:
                                         --------------------------------------
                                         Name:
                                         Title:

                                    By:
                                         --------------------------------------
                                         Name:
                                         Title:

                                    BARCLAYS BANK PLC

                                    By:  /s/ Edward G. Hamway, Jr.
                                         --------------------------------------
                                         Name:   Edward G. Hamway, Jr.
                                         Title:  Director

                                    CREDIT AGRICOLE INDOSUEZ

                                    By:
                                         -------------------------------------
                                         Name:
                                         Title:

                                    By:
                                         -------------------------------------
                                         Name:
                                         Title:

                                    CREDIT LYONNAIS, New York Branch

                                    By:
                                         -------------------------------------
                                         Name:
                                         Title:

                                    CREDIT SUISSE FIRST BOSTON, as a Co-Agent

                                    By:  /s/ Joel Glodowski
                                         -------------------------------------
                                         Name:   Joel Glodowski
                                         Title:  Managing Director

                                    By:  /s/ Chris T. Horgan
                                         -------------------------------------
                                         Name:   Chris T. Horgan
                                         Title:  Vice President


                                    EATON VANCE INSTITUTIONAL SENIOR
                                    LOAN FUND
                                    By EATON VANCE MANAGEMENT, as
                                    Investment Manager

                                    By:  /s/ Payson F. Swaffield
                                         -------------------------------------
                                         Name:   Payson F. Swaffield
                                         Title:  Vice President

                                      U.S. BANK NATIONAL ASSOCIATION, as a
                                      Co-Agent

                                      By:  /s/ Elliot Jaffee
                                           -------------------------------------
                                           Name:   Elliott Jaffee
                                           Title:  Senior Vice President


                                      THE FUJI BANK, LIMITED, New York Branch, as a Co-Agent

                                      By:
                                           ------------------------------------
                                           Name:
                                           Title:

                                      GENERAL ELECTRIC CAPITAL
                                      CORPORATION, as a Co-Agent

                                      By:
                                           ------------------------------------
                                           Name:
                                           Title:

                                      MERRILL LYNCH SENIOR FLOATING RATE
                                      FUND, INC.

                                      By:  /s/  John Johnson
                                           ------------------------------------
                                           Name:  John Johnson
                                           Title: Vice President


                                     THE MITSUBISHI TRUST AND BANKING
                                     CORPORATION

                                     By:  /s/ Toshihiro Hayashi
                                          ------------------------------------
                                          Name:   Toshihiro Hayashi
                                          Title:  Senior Vice President

                                     BANK OF AMERICA, N.A. (formerly
                                     NATIONSBANK, N.A.)

                                     By:  /s/ Robert Klawinski
                                          ------------------------------------
                                          Name:   Robert Klawinski
                                          Title:  Managing Director

                                     THE SANWA BANK, LIMITED
                                     NEW YORK BRANCH

                                     By:
                                          ------------------------------------
                                          Name:
                                          Title:


                                     VAN KAMPEN CLO I, LIMITED
                                     By VAN KAMPEN MANAGEMENT INC., as
                                     Collateral Manager

                                     By:  /s/  Howard Tiffen
                                          ----------------------------------
                                          Name:   Howard Tiffen
                                          Title:  Senior Vice President

                                     VAN KAMPEN PRIME RATE INCOME TRUST
                                     By VAN KAMPEN INVESTMENT ADVISORY CORP.

                                     By:  /s/  Howard Tiffen
                                          ----------------------------------
                                          Name:   Howard Tiffen
                                          Title:  Senior Vice President

                                     ROYAL BANK OF CANADA

                                     By:
                                          ----------------------------------
                                          Name:
                                          Title:


                                     SENIOR DEBT PORTFOLIO
                                     By BOSTON MANAGEMENT AND
                                     RESEARCH, as Investment Advisor

                                     By:  /s/  Payson F. Swaffield
                                          ----------------------------------
                                          Name:   Payson F. Swaffield
                                          Title:  Vice President

                                     STRATA FUNDING LTD.

                                     By:  INVESCO Senior Secured Management,
                                          Inc., as Sub-Managing Agent

                                     By:  /s/ Anne M. McCarthy
                                          ----------------------------------
                                          Name:    Anne M. McCarthy
                                          Title:   Authorized Signatory

                                     CERES FINANCE LTD.

                                     By:  INVESCO Senior Secured Management,
                                          Inc., as Sub-Managing Agent

                                          By:  /s/ Anne M. McCarthy
                                               --------------------------------
                                               Name:   Anne M. McCarthy
                                               Title:  Authorized Signatory


                                     MEDICAL LIABILITY MUTUAL INSURANCE COMPANY
                                     By: Invesco Senior Secured Management, Inc.
                                         as Investment Manager

                                         By:
                                              --------------------------------
                                              Name:
                                              Title:

                           ACKNOWLEDGEMENT AND CONSENT

                                                       Dated as of March 6, 2000

                  Each of the undersigned (in its capacity as a Guarantor, Grantor and/or Pledgor, as the case may be, under the Security Documents to which it is a party) does hereby (a) consent, acknowledge and agree to the transactions described in the foregoing Fifth Amendment and (b) after giving effect to such Fifth Amendment, (i) confirms, reaffirms and restates the representations and warranties made by it in each Credit Document to which it is a party, (ii) ratifies and confirms each Security Document to which it is a party and (iii) confirms and agrees that each such Security Document is, and shall continue to be, in full force and effect, with the Collateral described therein securing, and continuing to secure, the payment of all obligations of the undersigned referred to therein; provided that each reference to the Credit Agreement therein and in each of the other Credit Documents shall be deemed to be a reference to the Credit Agreement after giving effect to such Fifth Amendment.


ALMAY, INC.                                  REVLON, INC.
AMERICAN CREW, INC.                          REVLON CONSUMER CORP.
AMERINAIL, INC.                              REVLON CONSUMER PRODUCTS
A.P. PRODUCTS LTD.                               CORPORATION
CARRINGTON PARFUMS LTD.                      REVLON GOVERNMENT SALES, INC.
CHARLES OF THE RITZ GROUP LTD.               REVLON HOLDINGS INC.
CHARLES REVSON INC.                          REVLON INTERNATIONAL CORPORATION
COSMETIQUES HOLDINGS, INC.                   REVLON PRODUCTS CORP.
CREATIVE NAIL DESIGN, INC.                   REVLON PROFESSIONAL, INC.
FERMODYL PROFESSIONALS INC.                  REVLON PROFESSIONAL PRODUCTS INC.
MODERN ORGANIC PRODUCTS, INC.                REVLON REAL ESTATE CORPORATION
NEW ESSENTIALS LIMITED                       REVLON RECEIVABLES SUBSIDIARY, INC.
NORELL PERFUMES, INC.                        RIROS CORPORATION
NORTH AMERICA REVSALE INC.                   RIROS GROUP INC.
OXFORD PROPERTIES CO.                        RIT INC.
PACIFIC FINANCE & DEVELOPMENT CORP.          ROUX LABORATORIES, INC.
PPI TWO CORPORATION                          VISAGE BEAUTE COSMETICS, INC.
PPI FOUR CORPORATION
PRESTIGE FRAGRANCES, LTD.
REALISTIC/ROUX PROFESSIONAL PRODUCTS
    INC.                                     By:   /s/  Robert K. Kretzman
                                                   -----------------------------
                                                   Name:  Robert K. Kretzman
                                                   Title: Vice President